SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 14, 1999



                     SECURITY FIRST TECHNOLOGIES CORPORATION
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                     000-24931                58-2395199
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)           Identification No.)



           3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
           -----------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 812-6200
                                                           --------------



                                 NOT APPLICABLE
      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     Security First Technologies Corporation ("S1") announced on April 14, 1999 that its Board of Directors has declared a two-for-one stock split. On April 26, 1999, S1 announced that S1's annual meeting of shareholders will be held on Thursday, June 3, 1999 at 9:00 a.m. at the Grand Hyatt Atlanta, 3300 Peachtree Road, Atlanta, Georgia 30305.

     S1 issued a press release on April 14 1999 describing the stock split and a press release on April 26, 1999 describing the annual meeting. Those press releases are filed as Exhibits 99.1 and 99.2 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

     Exhibit
     No.               Description
     ---               -----------

     99.1              Press release dated April 14, 1999.

     99.2              Press release dated April 26, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     SECURITY FIRST TECHNOLOGIES CORPORATION
                     ---------------------------------------
                     (Registrant)


                     /s/ Robert F. Stockwell
                     ---------------------------------------
                     Robert F. Stockwell
                     Chief Financial Officer and Treasurer




Date: April 28, 1999

                                  EXHIBIT INDEX

     Exhibit
     No.               Description
     ---               -----------

     99.1 Press release dated April 14, 1999.

     99.2 Press release dated April 26, 1999.